UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2005
Lakes Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 449-9092
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 8, 2005, Lakes Entertainment, Inc. received notice from The Nasdaq Stock Market Listing Qualifications Department that the Nasdaq Listing Qualifications Panel has determined to delist Lakes’ common stock from the Nasdaq National Market effective as of the opening of business on August 10, 2005.
As previously reported, Lakes has not filed its Annual Report on Form 10-K for the fiscal year ended January 2, 2005 (“2004 Form 10-K”) and its Quarterly Report on Form 10-Q for the quarter ended April 3, 2005 (“2005 First Quarter Form 10-Q”). The delay in filing both reports is the result of comments that Lakes received from the SEC staff pertaining to Lakes’ Annual Report on Form 10-K for the fiscal year ended December 28, 2003. These comments relate to Lakes’ accounting for development costs and advances to Indian tribes for the development of casinos as assets on its balance sheet. Lakes has not filed either the 2004 Form 10-K or 2005 First Quarter Form 10-Q pending a resolution of the comments. Lakes’ failure to timely file these reports resulted in noncompliance with Nasdaq Marketplace Rule 4310(c)(14) which is required for continued listing of Lakes’ common stock.
Lakes plans to appeal the decision of the Nasdaq Listing Qualifications Panel’s determination, but this will not delay or prevent the delisting of Lakes’ common stock as of the opening of business on August 10, 2005. There is no assurance that Lakes’ common stock will be relisted on The Nasdaq Stock Market as a result of its appeal or otherwise. Once delisted, Lakes expects that quotations for its common stock will appear in the Pink Sheets® (formerly the National Daily Quotation Bureau), where subscribing dealers can submit bid and ask prices on a daily basis.
Lakes remains committed to regaining compliance with all filing requirements and obtaining relisting of its common stock with The Nasdaq Stock Market as soon as possible and continues to work diligently toward completing and filing its delinquent reports. While Lakes is working expeditiously to resolve the SEC Staff’s comments, Lakes is unable to predict when it will be able to file its 2004 Form 10-K or its 2005 First Quarter Form 10-Q.
A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

99.1	Lakes Entertainment, Inc. Press Release dated August 8, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)
Date: August 12, 2005		/s/Timothy J. Cope
	Name:	Timothy J. Cope
	Title:	President and Chief Financial Officer